SUBSIDIARIES OF THE REGISTRANT


         The   following   list  sets  forth  the  name  and   jurisdiction   of
incorporation of each subsidiary of the Registrant (other than certain subsidiaries that, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary) and the percentage of voting securities owned by each subsidiary's immediate parent. Each such subsidiary is included in the Consolidated Financial Statements.

                                                                                       Percentage
                                                                      Percentage       of Voting
                                                                      of Voting        Securities
                                                                      Securities        Owned by
                                                                      Owned by         Immediate
                                                                      Registrant         Parent
                                                                      ----------       ----------

ENSCO Drilling Company (Delaware)...................................     100%
   ENSCO de Venezuela, C.A. (Venezuela).............................                      100%
   ENSCO Drilling (Caribbean), Inc. (Cayman Islands)................                       85%
      ENSCO Drilling Venezuela, Inc. (Cayman Islands)...............                      100%
ENSCO Holding Company (Delaware)....................................     100%
   ENSCO Offshore Company (Delaware)................................                      100%
      ENSCO Offshore U.K. Limited (U.K.)............................                      100%
      ENSCO Australia Corporation I (Delaware)......................                      100%
         ENSCO Offshore Partnership (Australia).....................                        1%
      ENSCO Australia Corporation II (Delaware).....................                      100%
         ENSCO Offshore Partnership (Australia).....................                       99%
ENSCO Incorporated (Texas)..........................................     100%
ENSCO Limited (Cayman Islands)......................................     100%
ENSCO Marine Company (Delaware).....................................     100%
ENSCO Oceanics Company (Delaware)...................................     100%
   ENSCO Netherlands Ltd. (Cayman Islands)..........................                      100%
   ENSCO Asia Pacific Pte. Limited (Singapore)......................                      100%
   Petroleum Finance Corporation (Cayman Islands)...................                      100%
   ENSCO Brazil Servicos de Petroleo Limitada (Brazil)..............                       99%
   ENSCO Drilling Company (Nigeria), Ltd. (Nigeria).................                       99%
ENSCO Offshore International Company (Cayman).......................     100%
Dual Holding Company (Delaware).....................................     100%
   ENSCO Offshore Company II (Delaware).............................                      100%
      ENSCO Qatar Company (Delaware)................................                      100%
   ENSCO Oceanics Company II (Delaware).............................                      100%
      ENSCO Maritime Limited (Bermuda)..............................                      100%
         Dual Drilling Arabia, Ltd. (Saudi Arabia)..................                       50%
      ENSCO Asia Company (Texas)....................................                      100%
         P. T. Dual Perkasa Offshore (Indonesia)....................                       80%
         SOBRAPER Sociedade Brasileira de Perfuacoes Ltda. (Brazil).                       99%
   ENSCO Platform Company (Texas)...................................                      100%
      Dual Drilling Nigeria Ltd.(Nigeria)...........................                      100%
      Dual Drilling de Venezuela (Venezuela)........................                      100%
   ENSCO Platform AS (Norway).......................................                      100%
   ENSCO Malaysia Company (Delaware)................................                      100%
      ENSCO Gerudi (M) Sdn. Bhd.(Malaysia)..........................                       49%